SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 17, 2014

                             MASCOTA RESOURCES CORP.
                        ---------------------------------
                 (Name of Small Business Issuer in its charter)

          Nevada                      None                     36-4752858
 ---------------------------    -------------------      ---------------------
  (State of incorporation)     (Commission File No.)     (IRS Employer
                                                          Identification No.)
                               29409 232nd Ave. SE
                             Black Diamond, WA 98010
            -------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (206) 818-4799

             PO Box 64, Calle Columbia 1014, Colonia 5 de Diciembre
                            Puerto Vallarta, CP 48351
                                 Jalisco, Mexico
               -------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 17, 2014, Dale Rasmussen was appointed as a director and as the Company's Chief Executive Officer. On the same day, Maria Ponce resigned as an officer and director of the Company.

     Dale L. Rasmussen (age 64) has been the Chairman of Digi Holdings, a private company, since 2012. Mr. Rasmussen is also a board member of West Mountain Gold, a publicly traded company, and Greenwood Energy, a private company. Since 2012 Mr. Rasmussen has been a consultant to several other development stage companies either considering, or on the path to becoming, publicly traded. Mr. Rasmussen served as a director of Quantum Fuel System Technologies Worldwide between 2000 and 2012. While with Quantum, Mr. Rasmussen's responsibilities included acquisitions, joint ventures, strategic alliances and investor and shareholder relations. Mr. Rasmussen was a founding member of Fisker Automotive and served as a director of Fisker since its formation in November 2007 until February 2010. Fisker Automotive, the "Green American" car company that was co-founded by Quantum and Henrik Fisker, was awarded a $528.7 million loan by the U.S. Department of Energy to develop and manufacture plug-in hybrid vehicles, including the Fisker Karma. Mr. Rasmussen was the Senior Vice President and Secretary of IMPCO Technologies (now Fuel Systems Solutions) from 1989 through 2005, joining IMPCO in 1984 as Vice President of Finance and Administration and corporate Secretary. While at IMPCO, Mr. Rasmussen's area of expertise was mergers and acquisitions, strategic planning and investor relations. Prior to joining IMPCO, Mr. Rasmussen was a commercial banker for twelve years, responsible for managing the bank's investment portfolio and branch and corporate development. Mr. Rasmussen is a graduate of Western Washington University and Pacific Coast Banking School, University of Washington.

Item 8.01.  Other Events

     On March 17, 2014 the Company signed a Letter of Intent with Canada Cannabis Corp., an Ontario, Canada corporation. Pursuant to the Letter of Intent, the Company will acquire all of the issued and outstanding shares of Canada Cannabis in exchange for 17,200,000 shares of the Company's common stock.

     Canada Cannabis Corp. was formed in January, 2014 and plans to be engaged in various aspects of the regulated marijuana business, including the development and sale of properties which will be sold or leased to licensed marijuana growers.

     The acquisition of Canada Cannabis Corp. is subject to a number of conditions, including the execution of a definitive agreement between the parties.

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 20, 2014.                 MASCOTA RESOURCES CORP.


                                      By:/s/ Dale Rasmussen
                                         ------------------------------------
                                         Dale Rasmussen, Chief Executive Officer